Exhibit 10.5

WARRANT AMENDMENT AGREEMENT

This Warrant Amendment Agreement (this “Agreement”), dated as of September __, 2020, is by and between Neurotrope, Inc., a Nevada corporation (the “Company”), and the undersigned holder (the “Holder”) of Series H warrants to purchase shares of the Company’s common stock, $0.0001 par value (the “Common Stock”).

WHEREAS, the Holder beneficially owns Series H warrants to purchase shares of Common Stock at an exercise price of $1.65 per share that were issued in January 2020, as set forth on the Holder's signature page hereto (the “Original Warrants”).

WHEREAS, the Company and the Holders desire to amend and restate the Original Warrants to (a) reduce the exercise price thereof from $1.65 to $1.50 per share, (b) extend the Termination Date of the Original Warrants from January 23, 2025 to either (i) the five year anniversary of the closing of the mergers contemplated by the Merger Agreement (as defined below), or (ii) if the Merger Agreement is terminated or the mergers contemplated thereby have not been consummated, January 23, 2026, (c) revise the Original Warrants to provide that in the event of a spin-off (the “Spin-Off”) of Neurotrope Bioscience, Inc. or any other entity or entities containing the existing business of the Company (collectively, the “Spin-Off Company”), the Holder shall only receive, in lieu of any other consideration, warrants, in the form attached hereto as Exhibit A (the "Spin-Off Warrants"), to purchase a number of shares of Spin-Off Company based on the same ratio as the ratio used to determine the number of shares of common stock of Spin-Off Company that common stockholders of the Company will receive in the Spin-Off, as more fully described in the following WHEREAS clause, and (d) delete Section 2(f) of the Original Warrants. The initial exercise price of the Spin-Off Warrants will be determined by dividing $20 million by the number of shares of common stock of Spin-Off Company outstanding immediately after the Spin-Off, excluding any shares issued in connection with a financing of Spin-off Company after the date hereof. As used herein "Merger Agreement" means that certain Agreement and Plan of Merger and Reorganization dated as of May 17, 2020 among the Company, Petros Pharmaceuticals, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc. and Metuchen Pharmaceuticals LLC (the "Original Merger Agreement"), as such Original Merger Agreement may be (i) amended from time to time or have any provision thereof waived from time to time, in each case that results in the stockholders of the Company owning 49% or more of the outstanding common stock of the combined company at the closing of the mergers contemplated by such Merger Agreement and is not, and is not reasonably expected to be, otherwise detrimental to the Holder, or (ii) in the event of an amendment or waiver that does not meet the standards of (i) above, is amended from time to time or have any provision thereof waived from time to time, in each case with the prior written consent of holders of a majority of the Series H Warrants who have signed this Agreement or agreements substantially similar to this Agreement.

WHEREAS, the number of shares of common stock underlying the Spin-Off Warrants shall be determined by using the same ratio used to determine how many shares of Spin-Off Company that the common stockholders of the Company will receive in the Spin-Off, it being contemplated as of the date of this Agreement that the Spin-Off will result in each common stockholder of the Company receiving one share of the Spin-Off Company for every five shares of the Company owned by such stockholder (the “Spin-Off Ratio”).  Although the Spin-Off Ratio may change depending on a number of factors, the number of shares of common stock of the Spin-Off Company underlying the Spin-Off Warrants will be based on the final Spin-Off Ratio.  In other words, assuming that the final Spin-Off Ratio is the same as the currently contemplated Spin-Off Ratio, the Spin-Off Warrants will be exercisable for one share of Spin-Off Company for every five shares of Company Common Stock underlying your Original Warrants.  If the Spin-Off Ratio changes after the date of this Agreement, so will the ratio applicable to the Spin-Off Warrants.

WHEREAS, pursuant to Section 5(l) of the Original Warrants, the Original Warrants may be modified or amended or the provisions thereof waived with the written consent of the Company and the Holder.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holder and the Company hereby agree as follows:

1. Amendment and Restatement of the Original Warrants. The Company and the Holder hereby consent and agree to the amendment and restatement of the Original Warrants in the form attached hereto as Exhibit B, which shall supersede and replace the Original Warrants in their entirety.

2. Registration. The Company shall use its commercially reasonable efforts to have declared effective a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) of Spin-Off Company permitting the sale of the shares underlying the Spin-Off Warrants at the time of the Spin-Off or as soon thereafter as is practicable.

3. Spin-Off Warrants. The Company agrees to cause the Spin-Off Company to issue to the Holder upon consummation of the Spin-Off, the Spin-Off Warrants exercisable for the number of shares and at the exercise price determined as provided in the preceding WHEREAS clauses. The Company and the Holder hereby acknowledge and agree that there can be no assurance that the Spin-Off shall occur, but the amendments to the Original Warrants pursuant to this Agreement shall be effective regardless.

4. Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement.

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Organization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Holder regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including but not limited to the disclosure set forth in the SEC Reports, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As used herein, “SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), including all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.

(e) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require approval of shareholders of the Company for purposes of any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable shareholder approval provisions.

(f) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Holder a copy of any disclosures provided thereunder.

5.            Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement.

(a)            Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law..

(b)            Ownership of Original Warrants. The Holder is the sole legal and beneficial owner of the Original Warrants, and has good, valid and marketable title and interest (legal and beneficial) to the Original Warrants free and clear of any lien, encumbrance, pledge, charge, security interest, mortgage, option, equity or other adverse claim, and has not (a) assigned, transferred, hypothecated, pledged or otherwise disposed of the Original Warrants or its ownership rights in the Original Warrants, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Original Warrants. The Holder agrees to indemnify the Company for any breach of the foregoing representation.

(c)            Holder Status. The Holder represents and warrants that is an “accredited investor” as defined in Rule 501 under the Securities Act.

6. Disclosure of Transactions and Other Material Information. The Company shall file a current report on Form 8-K on or before 8:30 a.m., New York City time, on September [   ]1, 2020, describing the terms of the transactions contemplated by this Agreement, all in the form required by the 1934 Act and attaching the form of this Agreement (and all schedules and exhibits thereto not otherwise attached), as exhibits to such filing (including all attachments, the "8 K Filing"). As of immediately following the filing of the 8-K Filing with the Commission, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing or in prior filings with the Commission. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Holder will rely on the foregoing in effecting transactions in securities of the Company. The Company shall not, and shall cause its Subsidiaries and its and each of their respective officers, directors, employees, affiliates and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, its Subsidiaries or any of its or their respective officers, directors, employees, affiliates or agents delivers any material, non-public information to the Holder without the Holder's prior written consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information.

7. Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof for a period of at least 90 days from the date hereof that none of the terms offered to any Person relating to the amendment of the Original Warrants (or any amendment, modification, waiver or release thereof) (each an "Amendment Document"), is or will be more favorable to such Person than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into an Amendment Document with terms that are materially different from this Agreement, then (i) the Company shall provide written notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Amendment Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Amendment Document.

1 Insert the Trading Day immediately following the date of execution of this Agreement.

8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of New York, except for its conflicts of law provisions.

9. Effectiveness of Agreement; Prohibition on Certain Amendments to Merger Agreement. This Warrant Amendment will not become effective until countersigned by the Holder and the Company and the Company will need the approval of Metuchen Pharmaceuticals LLC prior to such execution. The Company hereby covenants and agrees that it will not, without the prior written consent of holders of a majority of the Series H Warrants who have signed this Agreement or agreements substantially similar to this Agreement, allow any amendment to the Original Merger Agreement or any waiver to the Original Merger Agreement that (i) causes the stockholders of the Company to own less than 49% of the outstanding common stock of the combined company at the closing of the mergers contemplated by the Merger Agreement, or (ii) results in such amended or waived Original Merger Agreement to be, or is reasonably expected to be, more detrimental than the Original Merger Agreement to the holders of Series H Warrants that have signed this Agreement or agreements substantially similar to this Agreement.

10. Counterparts. This Agreement may be executed in the original or by facsimile in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

NEUROTROPE, INC.

By:
Name:
Title:

WARRANT HOLDER:

[NAME OF WARRANT HOLDER]

By:
Name:
Title:

Number of Original Warrants held:

6